UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10, 2008

CH LIGHTING INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32161	20-3828148
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

658 Hongyan Road, Economic Development Zone, Shangyu City, Zhejiang Province, The People’s Republic of China 312300

(Address of principal executive offices)

Registrant’s telephone number, including area code: 86 575 8212 7538

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective September 10, 2008, the common stock of CH Lighting International Corporation, a Delaware corporation (f/k/a Sino-Biotics, Inc. and hereinafter, the “Company”) will trade under a new ticker symbol, “CHHN.OB” on the Over-The-Counter Bulletin Board. The Company changed its ticker symbol from “SBTI.OB” to “CHHN.OB” as a result of the Company’s name change from “Sino-Biotics, Inc.” to “CH Lighting International Corporation”, which such name change became effective as of August 25, 2008.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2008

CH LIGHTING INTERNATIONAL CORPORATION

By:	/s/ Zhao Guosong
Name:	Zhao Guosong
Title:	Chief Executive Officer